UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03639

Morgan Stanley Mid-Cap Growth Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2011

Date of reporting period:	September 30, 2011

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Mid Cap Growth Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended September 30, 2011

Total Return for the 12 Months Ended September 30, 2011
Class A	Class B	Class C	Class I	Russell Midcap® Growth Index[1]	Lipper Multi-Cap Growth Funds Index[2]
0.86%	0.11%	0.11%	1.12%	0.80%	0.70%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The stock market had been moving slowly upward in the first half of the 12-month period, with a slight pullback in March following news of political turmoil in the Middle East (which caused oil prices to rise) and a major natural disaster in Japan (which prompted fears of supply chain disruptions for the auto and electronics industries). However, the remainder of the period saw considerable volatility which negated the market's gains from the first six months. Delays in approving an increase for the U.S. debt ceiling followed by the downgrade of U.S. bonds by credit rating agency Standard & Poor's led to a major sell-off in the stock market in July and August. The European sovereign debt crisis also appeared to worsen during the period and its policy solutions continued to face significant political hurdles. Concerns about the fragile state of economic growth in the U.S. and globally weighed on the market for the remainder of the period.

Performance Analysis

Morgan Stanley Mid Cap Growth Fund Class A and I shares outperformed while Class B and C shares underperformed the Russell Midcap® Growth Index (the "Index") and the Lipper Multi-Cap Growth Funds Index for the 12 months ended September 30, 2011, assuming no deduction of applicable sales charges.

Stock selection in the producer durables sector was favorable for performance. A number of holdings performed well within this sector including some in back office support, human resources and consulting; engineering and contracting services; and international trade and diversified logistics. Also bolstering relative gains were stock selection and an underweight in health care, where the Fund additionally benefited from holdings in the medical and dental instruments and supplies industry and a holding in a medical equipment stock. The materials and processing sector aided returns as well, driven by the strong performance of a holding in a metal fabricating stock.

However, an underweight in the consumer staples sector was the largest detractor from relative performance. Our holdings performed well for the most part but the portfolio lacked exposure to other consumer staples stocks in the Index that had strong gains during the period. The consumer discretionary sector also dampened relative results. Holdings in an internet video streaming company, an online travel booking provider (not represented in the Index) and a cosmetics company (also not represented in the Index) had disappointing results. In addition, an underweight relative to the Index in this sector had a negative effect on relative results. Stock selection in the technology sector hampered performance, primarily due to several holdings in the computer services software and systems industry (two of which are not represented in the Index).

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 09/30/11
Motorola Solutions, Inc.	3.9%
Edenred (France)	3.3
Intuitive Surgical, Inc.	3.0
Fastenal Co.	2.8
Mead Johnson Nutrition Co.	2.6
MSCI, Inc., Class A	2.6
Red Hat, Inc.	2.5
Verisk Analytics, Inc., Class A	2.3
Solera Holdings, Inc.	2.3
Expeditors International of Washington, Inc.	2.0
TOP FIVE INDUSTRIES as of 09/30/11
Computer Services, Software & Systems	12.2%
Diversified Retail	8.9
Pharmaceuticals	6.3
Commercial Services	5.5
Communications Technology	5.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks (including depositary receipts) and other equity securities of medium capitalization companies. The Fund's other equity securities may include convertible securities and preferred stocks. The Fund's "Investment Adviser," Morgan Stanley Investment Management Inc. seeks to invest primarily in high quality, established and emerging companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended September 30, 2011 (unaudited)
Symbol	Class A Shares* (since 07/28/97) DGRAX		Class B Shares** (since 04/29/83) DGRBX		Class C Shares† (since 07/28/97) DGRCX		Class I Shares†† (since 07/28/97) DGRDX
1 Year	0.86 –4.43 [4]	%[3]	0.11 –4.89 [4]	%[3]	0.11 –0.89 [4]	%[3]	1.12 —%[3]
5 Years	5.79 [3] 4.65 [4]		5.00 [3] 4.67 [4]		5.00 [3] 5.00 [4]		6.05 [3] —
10 Years	8.94 [3] 8.35 [4]		8.27 [3] 8.27 [4]		8.12 [3] 8.12 [4]		9.18 [3] —
Since Inception	6.84 [3] 6.43 [4]		7.83 [3] 7.83 [4]		6.04 [3] 6.04 [4]		7.08 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Multi-Cap Growth Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on September 30, 2011.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/11 – 09/30/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	04/01/11	09/30/11	04/01/11 – 09/30/11
Class A
Actual (–16.42% return)	$1,000.00	$835.80	$4.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.10	$5.01
Class B
Actual (–16.74% return)	$1,000.00	$832.60	$7.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.34	$8.80
Class C
Actual (–16.72% return)	$1,000.00	$832.80	$7.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.34	$8.80
Class I
Actual (–16.31% return)	$1,000.00	$836.90	$3.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.36	$3.75

  @  Expenses are equal to the Fund's annualized expense ratios of 0.99%, 1.74%, 1.74% and 0.74% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  September 30, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (91.4%)
	Air Transport (2.0%)
167,187	Expeditors International of Washington, Inc.	$6,779,433
	Alternative Energy (3.4%)
113,296	Range Resources Corp.	6,623,284
164,808	Ultra Petroleum Corp. (a)	4,568,478
		11,191,762
	Asset Management & Custodian (0.5%)
59,387	Greenhill & Co., Inc.	1,697,874
	Biotechnology (3.5%)
72,624	IDEXX Laboratories, Inc. (a)	5,008,877
162,640	Illumina, Inc. (a)	6,655,229
		11,664,106
	Cement (0.9%)
49,156	Martin Marietta Materials, Inc.	3,107,642
	Chemicals: Diversified (2.4%)
172,491	Intrepid Potash, Inc. (a)	4,289,851
114,011	Rockwood Holdings, Inc. (a)	3,841,031
		8,130,882
	Commercial Services (5.5%)
142,317	Gartner, Inc. (a)	4,962,594
194,080	Intertek Group PLC (United Kingdom)	5,564,562
187,065	Leucadia National Corp.	4,242,634
60,342	Weight Watchers International, Inc.	3,514,922
		18,284,712
	Communications Technology (5.1%)
39,898	Millicom International Cellular SA SDR (Sweden)	3,995,704
314,182	Motorola Solutions, Inc.	13,164,226
		17,159,930
	Computer Services, Software & Systems (12.2%)
187,973	Akamai Technologies, Inc. (a)	3,736,903

NUMBER OF SHARES		VALUE
1,741,900	Alibaba.com Ltd. (China) (b)	$1,607,493
43,348	Citrix Systems, Inc. (a)	2,363,767
64,392	IHS, Inc. Class A (a)	4,817,166
57,529	LinkedIn Corp. Class A (a)	4,491,864
197,333	Red Hat, Inc. (a)	8,339,293
263,694	Renren, Inc. ADR (China) (a)	1,344,839
57,849	Salesforce.com, Inc. (a)	6,610,984
149,834	Solera Holdings, Inc.	7,566,617
		40,878,926
	Computer Technology (3.0%)
76,371	NVIDIA Corp. (a)	954,637
294,546	Yandex N.V. Class A (Russia) (a)	6,011,684
177,135	Youku.com, Inc. ADR (China) (a)	2,897,929
		9,864,250
	Consumer Lending (1.4%)
40,260	Intercontinental Exchange, Inc. (a)	4,761,148
	Consumer Services: Miscellaneous (2.4%)
621,653	Qualicorp SA (Brazil) (a)	4,628,715
3,165,500	Sun Art Retail Group Ltd. (Hong Kong) (a)	3,259,004
		7,887,719
	Cosmetics (0.8%)
162,217	Natura Cosmeticos SA (Brazil)	2,760,773
	Diversified Materials & Processing (1.6%)
50,794	Schindler Holding AG (Switzerland)	5,438,612
	Diversified Media (3.1%)
56,890	Factset Research Systems, Inc.	5,061,503
130,739	McGraw-Hill Cos., Inc. (The)	5,360,299
		10,421,802
	Diversified Retail (8.9%)
16,526	Chipotle Mexican Grill, Inc. (a)	5,006,551

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  September 30, 2011 continued

NUMBER OF SHARES		VALUE
139,939	Ctrip.com International Ltd. ADR (China) (a)	$4,500,438
75,763	Dollar Tree, Inc. (a)	5,690,559
280,860	Fastenal Co.	9,347,021
46,905	NetFlix, Inc. (a)	5,307,770
		29,852,339
	Education Services (1.0%)
146,984	New Oriental Education & Technology Group, Inc. ADR (China) (a)	3,376,223
	Financial Data & Systems (4.9%)
282,759	MSCI, Inc. Class A (a)	8,576,081
226,282	Verisk Analytics, Inc. Class A (a)	7,867,825
		16,443,906
	Health Care Services (2.6%)
61,239	athenahealth, Inc. (a)	3,646,782
62,911	Stericycle, Inc. (a)	5,078,176
		8,724,958
	Medical & Dental Instruments & Supplies (1.3%)
65,400	Techne Corp.	4,447,854
	Medical Equipment (3.1%)
28,025	Intuitive Surgical, Inc. (a)	10,208,947
	Metals & Minerals: Diversified (1.8%)
1,286,310	Lynas Corp. Ltd. (Australia) (a)	1,299,944
144,047	Molycorp, Inc. (a)	4,734,825
		6,034,769
	Pharmaceuticals (6.3%)
95,794	Gen-Probe, Inc. (a)	5,484,207
189,187	Ironwood Pharmaceuticals, Inc. (a)	2,043,219
126,318	Mead Johnson Nutrition Co.	8,694,468
135,257	Valeant Pharmaceuticals International, Inc. (Canada)	5,020,740
		21,242,634

NUMBER OF SHARES		VALUE
	Publishing (1.4%)
85,321	Morningstar, Inc.	$4,815,517
	Recreational Vehicles & Boats (3.3%)
468,207	Edenred (France)	11,131,657
	Restaurants (1.3%)
155,908	Dunkin' Brands Group, Inc. (a)	4,318,652
	Scientific Instruments: Pollution Control (1.2%)
252,398	Covanta Holding Corp.	3,833,926
	Semiconductors & Components (2.8%)
211,945	ARM Holdings PLC ADR (United Kingdom)	5,404,597
64,455	First Solar, Inc. (a)	4,074,201
		9,478,798
	Shipping (1.3%)
65,070	C.H. Robinson Worldwide, Inc.	4,455,343
	Textiles Apparel & Shoes (1.4%)
93,324	Lululemon Athletica, Inc. (Canada) (a)	4,540,213
	Utilities: Electrical (1.0%)
140,260	Brookfield Infrastructure Partners LP (Canada)	3,413,928
	Total Common Stocks (Cost $287,923,530)	306,349,235
	Convertible Preferred Stocks (2.2%)
	Alternative Energy (0.4%)
515,519	Better Place, Inc. (a)(c)(d)	1,546,557
	Computer Technology (1.8%)
93,188	Groupon, Inc. Series G (a)(c)(d)	5,964,032
	Total Convertible Preferred Stocks (Cost $4,490,366)	7,510,589

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  September 30, 2011 continued

NUMBER OF SHARES		VALUE
	Preferred Stock (0.9%)
	Leisure Time
205,470	Zynga, Inc. Series C (Cost $2,882,562) (a)(c)(d)	$2,882,562
NUMBER OF SHARES (000)
	Short-Term Investment (6.0%)
	Investment Company
20,294	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 5) (Cost $20,294,108)	20,294,108
Total Investments (Cost $315,590,566) (e)(f)	100.5%	337,036,494
Liabilities in Excess of Other Assets	(0.5)	(1,743,834)
Net Assets	100.0%	$335,292,660

  ADR  American Depositary Receipt.

  SDR  Swedish Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  At September 30, 2011, the Fund held fair valued securities valued at $10,393,151, representing 3.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  The market value and percentage of net assets, $26,858,364 and 8.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (f)  The aggregate cost for federal income tax purposes is $316,805,757. The aggregate gross unrealized appreciation is $53,427,949 and the aggregate gross unrealized depreciation is $33,197,212 resulting in net unrealized appreciation of $20,230,737.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Summary of Investments  ■  September 30, 2011

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$40,878,926	12.1%
Diversified Retail	29,852,339	8.9
Pharmaceuticals	21,242,634	6.3
Investment Company	20,294,108	6.0
Commercial Services	18,284,712	5.4
Communications Technology	17,159,930	5.1
Financial Data & Systems	16,443,906	4.9
Computer Technology	15,828,282	4.7
Alternative Energy	12,738,319	3.8
Biotechnology	11,664,106	3.5
Recreational Vehicles & Boats	11,131,657	3.3
Diversified Media	10,421,802	3.1
Medical Equipment	10,208,947	3.0
Semiconductors & Components	9,478,798	2.8
Health Care Services	8,724,958	2.6
Chemicals: Diversified	8,130,882	2.4
Consumer Services: Miscellaneous	7,887,719	2.4
Air Transport	6,779,433	2.0

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Metals & Minerals: Diversified	$6,034,769	1.8%
Diversified Materials & Processing	5,438,612	1.6
Publishing	4,815,517	1.4
Consumer Lending	4,761,148	1.4
Textiles Apparel & Shoes	4,540,213	1.4
Shipping	4,455,343	1.3
Medical & Dental Instruments & Supplies	4,447,854	1.3
Restaurants	4,318,652	1.3
Scientific Instruments: Pollution Control	3,833,926	1.1
Utilities: Electrical	3,413,928	1.0
Education Services	3,376,223	1.0
Cement	3,107,642	0.9
Leisure Time	2,882,562	0.9
Cosmetics	2,760,773	0.8
Asset Management & Custodian	1,697,874	0.5
	$337,036,494	100.0%

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments in securities, at value (cost $295,296,458)	$316,742,386
Investment in affiliate, at value (cost $20,294,108)	20,294,108
Total investments in securities, at value (cost $315,590,566)	337,036,494
Receivable for:
Investments sold	1,206,578
Dividends	203,294
Shares of beneficial interest sold	109,445
Foreign withholding taxes reclaimed	41,234
Dividends from affiliate	1,531
Prepaid expenses and other assets	30,364
Total Assets	338,628,940
Liabilities:
Payable for:
Investments purchased	2,514,217
Shares of beneficial interest redeemed	335,791
Investment advisory fee	125,884
Transfer agent fee	99,954
Distribution fee	95,421
Administration fee	23,978
Accrued expenses and other payables	141,035
Total Liabilities	3,336,280
Net Assets	$335,292,660
Composition of Net Assets:
Paid-in-capital	$303,682,293
Net unrealized appreciation	21,446,027
Accumulated net investment loss	(144,558)
Accumulated undistributed net realized gain	10,308,898
Net Assets	$335,292,660
Class A Shares:
Net Assets	$302,165,708
Shares Outstanding (unlimited shares authorized, $.01 par value)	9,943,582
Net Asset Value Per Share	$30.39
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$32.07
Class B Shares:
Net Assets	$10,338,171
Shares Outstanding (unlimited shares authorized, $.01 par value)	392,023
Net Asset Value Per Share	$26.37
Class C Shares:
Net Assets	$20,491,360
Shares Outstanding (unlimited shares authorized, $.01 par value)	773,697
Net Asset Value Per Share	$26.48
Class I Shares:
Net Assets	$2,297,421
Shares Outstanding (unlimited shares authorized, $.01 par value)	72,554
Net Asset Value Per Share	$31.66

Statement of Operations

For the year ended September 30, 2011

Net Investment Loss: Income
Dividends (net of $105,699 foreign withholding tax)	$3,034,489
Dividends from affiliate (Note 5)	27,152
Total Income	3,061,641
Expenses
Investment advisory fee (Note 3)	1,652,356
Distribution fee (Class A shares) (Note 4)	877,075
Distribution fee (Class B shares) (Note 4)	157,401
Distribution fee (Class C shares) (Note 4)	236,105
Transfer agent fees and expenses	530,708
Administration fee (Note 3)	314,734
Professional fees	113,346
Shareholder reports and notices	81,772
Registration fees	66,729
Custodian fees	48,708
Trustees' fees and expenses	12,410
Other	27,795
Total Expenses	4,119,139
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(17,411)
Net Expenses	4,101,728
Net Investment Loss	(1,040,087)
Realized and Unrealized Gain (Loss): Realized Gain on:
Investments	43,500,274
Foreign currency translation	2,297
Net Realized Gain	43,502,571
Change in Unrealized Appreciation/Depreciation on:
Investments	(36,546,693)
Foreign currency translation	(94)
Net Change in Unrealized Appreciation/Depreciation	(36,546,787)
Net Gain	6,955,784
Net Increase	$5,915,697

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2011	FOR THE YEAR ENDED SEPTEMBER 30, 2010^
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(1,040,087)	$(194,731)
Net realized gain	43,502,571	9,765,966
Net change in unrealized appreciation/depreciation	(36,546,787)	53,865,109
Net Increase	5,915,697	63,436,344
Net increase (decrease) from transactions in shares of beneficial interest	(26,939,096)	25,872,709
Net Increase (Decrease)	(21,023,399)	89,309,053
Net Assets:
Beginning of period	356,316,059	267,007,006
End of Period (Including accumulated net investment loss of $(144,558) and $(395,518), respectively)	$335,292,660	$356,316,059

^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011

1. Organization and Accounting Policies

Morgan Stanley Mid Cap Growth Fund (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "other expenses" in the Statement of Operations. Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Air Transport	$6,779,433	$6,779,433	—	—
Alternative Energy	11,191,762	11,191,762	—	—
Asset Management & Custodian	1,697,874	1,697,874	—	—
Biotechnology	11,664,106	11,664,106	—	—
Cement	3,107,642	3,107,642	—	—
Chemicals: Diversified	8,130,882	8,130,882	—	—
Commercial Services	18,284,712	12,720,150	$5,564,562	—
Communications Technology	17,159,930	13,164,226	3,995,704	—
Computer Services, Software & Systems	40,878,926	39,271,433	1,607,493	—
Computer Technology	9,864,250	9,864,250	—	—
Consumer Lending	4,761,148	4,761,148	—	—
Consumer Services: Miscellaneous	7,887,719	4,628,715	3,259,004	—
Cosmetics	2,760,773	2,760,773	—	—
Diversified Materials & Processing	5,438,612	5,438,612	—	—
Diversified Media	10,421,802	10,421,802	—	—
Diversified Retail	29,852,339	29,852,339	—	—
Education Services	3,376,223	3,376,223	—	—
Financial Data & Systems	16,443,906	16,443,906	—	—
Health Care Services	8,724,958	8,724,958	—	—
Medical & Dental Instruments & Supplies	4,447,854	4,447,854	—	—

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Medical Equipment	$10,208,947	$10,208,947	—	—
Metals & Minerals: Diversified	6,034,769	4,734,825	$1,299,944	—
Pharmaceuticals	21,242,634	21,242,634	—	—
Publishing	4,815,517	4,815,517	—	—
Recreational Vehicles & Boats	11,131,657	—	11,131,657	—
Restaurants	4,318,652	4,318,652	—	—
Scientific Instruments: Pollution Control	3,833,926	3,833,926	—	—
Semiconductors & Components	9,478,798	9,478,798	—	—
Shipping	4,455,343	4,455,343	—	—
Textiles Apparel & Shoes	4,540,213	4,540,213	—	—
Utilities: Electrical	3,413,928	3,413,928	—	—
Total Common Stocks	306,349,235	279,490,871	26,858,364	—
Convertible Preferred Stocks	7,510,589	—	—	$7,510,589
Preferred Stock	2,882,562	—	—	2,882,562
Short-Term Investment - Investment Company	20,294,108	20,294,108	—	—
Total Assets	$337,036,494	$299,784,979	$26,858,364	$10,393,151

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2011, securities with a total value of $19,603,657 transferred from Level 1 to Level 2. At September 30, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	PREFERRED STOCKS	CONVERTIBLE PREFERRED STOCKS
Beginning Balance	—	$1,546,557
Net purchases (sales)	$2,882,562	2,943,809
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation/depreciation	—	3,020,223
Realized gains (losses)	—	—
Ending Balance	$2,882,562	$7,510,589
Net change in unrealized appreciation/ depreciation from investments still held as of September 30, 2011	—	$3,020,223

3. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $31,190,249 at September 30, 2011.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended September 30, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 2011, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $500, $6,971 and $4,021, respectively, and received $181,210 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended September 30, 2011 aggregated $170,873,425 and $187,026,992, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2011, advisory fees paid were reduced by $17,411 relating to the Fund's investment in the Liquidity Funds.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2011 is as follows:

VALUE SEPTEMBER 30, 2010	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE SEPTEMBER 30, 2011
$37,320,156	$125,858,803	$142,884,851	$27,152	$20,294,108

For the year ended September 30, 2011, the Fund incurred brokerage commissions of $1,704 with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended year ended September 30, 2011, the Fund incurred broker commissions of $2,026 with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2011, included in "trustees' fees and expenses" in the Statement of Operations amounted to $470. At September 30, 2011, the Fund had an accrued pension liability of $60,439, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

6. Shares of Beneficial Interest+

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2011		FOR THE YEAR ENDED SEPTEMBER 30, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	2,162,956	$74,977,651	2,810,940	$78,334,996
Conversion from Class B	159,254	5,567,470	46,614	1,234,515
Redeemed	(2,977,065)	(102,727,503)	(1,685,973)	(44,330,032)
Net increase (decrease) — Class A	(654,855)	(22,182,382)	1,171,581	35,239,479
CLASS B SHARES
Sold	55,593	1,621,613	38,252	883,012
Conversion to Class A	(182,856)	(5,567,470)	(53,118)	(1,234,515)
Redeemed	(100,037)	(3,002,660)	(375,353)	(8,647,301)
Net decrease — Class B	(227,300)	(6,948,517)	(390,219)	(8,998,804)
CLASS C SHARES
Sold	216,397	6,353,209	100,864	2,374,794
Redeemed	(126,456)	(3,802,312)	(132,859)	(3,058,243)
Net increase (decrease) — Class C	89,941	2,550,897	(31,995)	(683,449)
CLASS I SHARES
Sold	44,096	1,565,256	21,025	580,998
Redeemed	(54,209)	(1,924,350)	(9,769)	(265,515)
Net increase (decrease) — Class I	(10,113)	(359,094)	11,256	315,483
Net increase (decrease) in Fund	(802,327)	$(26,939,096)	760,623	$25,872,709

+  On March 31, 2011, the Fund suspended offering its shares to new investors, with certain exception as set forth in the Fund's Prospectus. The Fund will continue to offer its shares to existing shareholders and may recommence offering its shares to new investors in the future.

7. Expense Offset

The Fund has entered into an arrangement with State Street ("Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of September 30, 2011, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	—
Undistributed long-term gains	$11,517,632
Net accumulated earnings	11,517,632
Post-October losses	(73,542)
Temporary differences	(64,559)
Net unrealized appreciation	20,230,836
Total accumulated earnings	$31,610,367

During the year ended September, 30, 2011, the Fund utilized its net capital loss carryforward of $30,874,816.

As of September 30, 2011, the Fund had temporary book/tax differences primarily attributable to post-October losses (foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), capital loss deferrals on wash sales and nondeductible expenses.

Permanent differences, primarily due to foreign currency gains and a net operating loss, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2011:

ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$1,291,047	$(2,716)	$(1,288,331)

9. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

Morgan Stanley Mid Cap Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2011		2010^		2009^		2008^		2007^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$30.13		$24.22		$23.78		$35.96		$27.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.07)		0.01		(0.06)		(0.05)		0.05
Net realized and unrealized gain (loss)	0.33		5.90		1.83		(9.46)		8.91
Total income (loss) from investment operations	0.26		5.91		1.77		(9.51)		8.96
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$30.39		$30.13		$24.22		$23.78		$35.96
Total Return(2)	0.86%		24.40%		10.94%		(28.53)%		33.19%
Ratios to Average Net Assets(3):
Total expenses	0.97	%(4)	1.04	%(4)	1.17	%(4)	0.99	%(4)	1.01	%(4)
Net investment income (loss)	(0.19	)%(4)	0.02	%(4)	(0.34	)%(4)	(0.17	)%(4)	0.15	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$302,166		$319,321		$228,332		$232,192		$295,694
Portfolio turnover rate	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2011		2010^		2009^		2008^		2007^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.34		$21.34		$21.33		$32.76		$24.78
Income (loss) from investment operations:
Net investment loss(1)	(0.28)		(0.17)		(0.17)		(0.25)		(0.17)
Net realized and unrealized gain (loss)	0.31		5.17		1.51		(8.51)		8.15
Total income (loss) from investment operations	0.03		5.00		1.34		(8.76)		7.98
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$26.37		$26.34		$21.34		$21.33		$32.76
Total Return(2)	0.11%		23.43%		10.12%		(29.08)%		32.24%
Ratios to Average Net Assets(3):
Total expenses	1.72	%(4)	1.79	%(4)	1.92	%(4)	1.75	%(4)	1.77	%(4)
Net investment loss	(0.94	)%(4)	(0.73	)%(4)	(1.09	)%(4)	(0.93	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$10,338		$16,315		$21,541		$33,659		$126,446
Portfolio turnover rate	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2011		2010^		2009^		2008^		2007^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.46		$21.43		$21.41		$32.88		$24.87
Income (loss) from investment operations:
Net investment loss(1)	(0.29)		(0.17)		(0.17)		(0.25)		(0.17)
Net realized and unrealized gain (loss)	0.31		5.20		1.52		(8.55)		8.18
Total income (loss) from investment operations	0.02		5.03		1.35		(8.80)		8.01
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$26.48		$26.46		$21.43		$21.41		$32.88
Total Return(2)	0.11%		23.47%		10.12%		(29.08)%		32.21%
Ratios to Average Net Assets(3):
Total expenses	1.72	%(4)	1.79	%(4)	1.92	%(4)	1.72	%(4)	1.77	%(4)
Net investment loss	(0.94	)%(4)	(0.73	)%(4)	(1.09	)%(4)	(0.90	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$20,491		$18,090		$15,339		$17,085		$29,267
Portfolio turnover rate	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2011		2010^		2009^		2008^		2007^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$31.32		$25.13		$24.53		$36.94		$27.66
Income (loss) from investment operations:
Net investment income(1)	0.02		0.07		0.00	(2)	0.03		0.12
Net realized and unrealized gain (loss)	0.32		6.12		1.93		(9.77)		9.16
Total income (loss) from investment operations	0.34		6.19		1.93		(9.74)		9.28
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$31.66		$31.32		$25.13		$24.53		$36.94
Total Return(3)	1.12%		24.63%		11.27%		(28.39)%		33.55%
Ratios to Average Net Assets(4):
Total expenses	0.72	%(5)	0.79	%(5)	0.92	%(5)	0.75	%(5)	0.77	%(5)
Net investment income (loss)	0.06	%(5)	0.27	%(5)	(0.09	)%(5)	0.07	%(5)	0.39	%(5)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$2,297		$2,589		$1,795		$10,158		$23,024
Portfolio turnover rate	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Amount is less than $0.005.

  (3)  Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Mid Cap Growth Fund (the "Fund"), including the portfolio of investments, as of September 30, 2011, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2010 and the financial highlights for each of the four years ended September 30, 2010 were audited by another independent registered public accounting firm whose report, dated November 24, 2010, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid Cap Growth Fund as of September 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 23, 2011

Morgan Stanley Mid Cap Growth Fund

Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as the Independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting Firm.

Morgan Stanley Mid Cap Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley Mid Cap Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Morgan Stanley Mid Cap Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You with Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 6p.m. (EST)

Morgan Stanley Mid Cap Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we

Morgan Stanley Mid Cap Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Mid Cap Growth Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the joint staff as Director of Political-Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA military Advisory Board.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Morgan Stanley Mid Cap Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Mid Cap Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of the Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley Mid Cap Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") (as of December 31, 2010) and any funds that have an adviser that is an affiliated person of the Adviser (including but not limited to Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Mid Cap Growth Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each Officer serves an indefinite term, until his or her successor is elected.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2011 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Mid Cap Growth Fund

Annual Report

September 30, 2011

DGRANN
IU11-02316P-Y09/11

Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011

	Registrant			Covered Entities(1)
Audit Fees		$38,160		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,501,000	(2)
Tax Fees		$5,457	(3)	$1,350,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,457		$7,851,000

Total		$43,617		$7,851,000

2010

	Registrant			Covered Entities(1)
Audit Fees		$42,400		N/A

Non-Audit Fees
Audit-Related Fees			$(2)	$6,909,000	(2)
Tax Fees		$6,352	(3)	$1,013,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$6,352		$7,922,000

Total		$48,752		$7,922,000

N/A- Not applicable, as not required by Item 4.

(1)        Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)        Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)        Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)        Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)        All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Mid-Cap Growth Fund

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 17, 2011